Exhibit 99.1

PRESS RELEASE

Catalent Announces Postponement of Third Quarter 2023

Results and Conference Call

SOMERSET, N.J., May 12, 2023 – Catalent, Inc. (“Catalent” or the “Company”) (NYSE: CTLT), the leader in enabling the development and supply of better treatments for patients worldwide, today announced that in light of the circumstances described in the Company’s Form 12b-25 filed on May 11, 2023, with the Securities and Exchange Commission, and the Company’s ongoing focus on finalizing its financial statements and other disclosures in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 (the “Form 10-Q”) and completing its quarterly closing processes and procedures, it will be postponing the release of its financial results for the third quarter of fiscal year 2023, ended March 31, 2023, and the conference call previously scheduled for Monday, May 15, 2023 at 8:15 a.m. ET, until Friday, May 19, 2023 at 8:15 a.m. ET.

Third Quarter Fiscal Year 2023 Earnings Conference Webcast

The Company now expects to release financial results for the third quarter of fiscal year 2023, ended March 31, 2023, before the market open on Friday, May 19, 2023, and will host a webcast to discuss the results at 8:15 a.m. ET on the same day. Catalent invites all interested parties to listen to the webcast and view a supplemental slide presentation, both of which will be accessible through Catalent’s website at https://investor.catalent.com. The webcast replay, along with the supplemental slides, will be available for 90 days at https://investor.catalent.com.

About Catalent

Catalent, Inc. (NYSE: CTLT), an S&P 500® company, is the global leader in enabling pharma, biotech, and consumer health partners to optimize product development, launch, and full life-cycle supply for patients around the world. With broad and deep scale and expertise in development sciences, delivery technologies, and multi-modality manufacturing, Catalent is a preferred industry partner for personalized medicines, consumer health brand extensions, and blockbuster drugs. Catalent helps accelerate over 1,000 partner programs and launch over 150 new products every year. Its flexible manufacturing platforms at over 50 global sites supply around 80 billion doses of nearly 8,000 products annually. Catalent’s expert workforce of approximately 18,000 includes more than 3,000 scientists and technicians. Headquartered in Somerset, New Jersey, the company generated nearly $5 billion in revenue in its 2022 fiscal year. For more information www.catalent.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding management’s ongoing review of its third fiscal quarter financial statements and the release of the Company’s fiscal third quarter results. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results or achievements to be materially different from the Company’s expectations and projections expressed or implied by the forward-looking statements. The important factors include, but are not limited to, the finalization of the Company’s third quarter financial statements, completion of the Company’s quarterly closing processes and procedures, as well as the general business, financial and accounting risks and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2022, filed with the U.S. Securities and Exchange Commission, or the SEC, and the Company’s other filings with the SEC. Forward-looking statements speak only as of the date of this press release and are based on information available to the Company as of the date of this press release, and the Company assumes no obligation to update such forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:

Paul Surdez, Catalent, Inc.

(732) 537-6325

investors@catalent.com

Media Contact:

Chris Halling

+44 (0)7580 041073

media@catalent.com

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